UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                 March 21, 2006

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

        0-29798                                         23-1408659
        -------                                         ----------
(Commission File Number)                 (I.R.S. employer identification number)


    2530 Riva Road, Suite 201
       Annapolis, Maryland                                 21401
       -------------------                                 -----
(Address of principal executive office)                  (Zip code)


               Registrant's telephone number, including area code
                                 (410) 224-4415

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     In its press release of March 21, 2006, attached hereto as Exhibit 99, CompuDyne Corporation (the "Company") announced its unaudited results of operations for the quarter and full fiscal year ended, and its financial condition as of, December 31, 2005.

Non-GAAP Measure

     The press release contains unaudited financial information that is not prepared in accordance with generally accepted accounting principals (GAAP). Investors are cautioned that the non-GAAP financial measures are not to be construed as an alternative to GAAP. The Company's management uses earnings before interest, taxes, depreciation and amortization (EBITDA) in its internal analysis of results of operations and monitors EBITDA to evaluate the Company's compliance with certain of its bank covenants. Management believes that EBITDA is useful to investors as a meaningful comparison between periods and as an analysis of the critical components of the Company's results of operations. Management also believes that EBITDA is useful to investors because it allows them to evaluate the Company's compliance with certain of its bank covenants.



ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.


(b)  Not applicable.


(c)  The following exhibit is filed herewith:


 Exhibit 99     Press Release dated March 21, 2006

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 21, 2006


                               COMPUDYNE CORPORATION



                               By: /s/ Geoffrey F. Feidelberg
                                   --------------------------
                                    Geoffrey F. Feidelberg
                               Its: Chief Financial Officer





                                INDEX TO EXHIBITS


Exhibit 99 - Earnings Report Press Release and Financial Statements of December 31, 2005.